United States

Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  October 1, 2012
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard, Escondido, California 92025-3873
(Address of principal executive offices)

(760) 741-2111
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

As previously disclosed on September 6, 2012, Realty Income Corporation, a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tau Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), and American Realty Capital Trust, Inc. a Maryland corporation (“ARCT”).  The Merger Agreement provides for the merger of ARCT with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company.

The Company is filing this Current Report on Form 8-K to provide certain financial information with respect to the proposed Merger.  Specifically, this Current Report on Form 8-K provides: (1) ARCT’s audited consolidated financial statements as of December 31, 2011 and 2010, and for each of the years in the three year period ended December 31, 2011, attached herewith as Exhibit 99.1, (2) ARCT’s unaudited consolidated financial statements as of June 30, 2012 and for the three and six month periods ended June 30, 2012 and 2011, attached herewith as Exhibit 99.2 and (3) the Company’s unaudited pro forma condensed consolidated financial statements as of and for the six month period ended June 30, 2012 and for the year ended December 31, 2011, relating to the proposed Merger, attached herewith as Exhibit 99.3.  The information in Exhibits 99.1 and 99.2 was provided by ARCT.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company and ARCT have filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction. The joint proxy statement/prospectus contains important information about the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ARCT AND THE PROPOSED TRANSACTION. NEITHER THE FORM S-4 NOR THE JOINT PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN IS INCORPORATED BY REFERENCE OR CONSTITUTES A PART OF THIS CURRENT REPORT ON FORM 8-K.

Investors and security holders of the Company may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and ARCT with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available on the Company’s website at www.realtyincome.com, and copies of the documents filed by ARCT with the SEC are available on ARCT’s website at www.ir.arctreit.com.

The Company, ARCT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCT’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on March 30, 2012. Information regarding ARCT’s directors and executive officers can be found in ARCT’s definitive proxy statement filed with the SEC on May 21, 2012. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available on the SEC’s website and from the Company or ARCT, as applicable, using the sources indicated above.

Item 9.01         Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

The audited consolidated financial statements of ARCT as of December 31, 2011 and 2010 and for each of the years in the three year period ended December 31, 2011 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of ARCT as of June 30, 2012 and for the three and six month periods ended June 30, 2012 and 2011 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)          Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company as and for the six month period ended June 30, 2012 and for the year ended December 31, 2011, giving effect to the Merger, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d)  Exhibits

23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.
99.1	Audited consolidated financial statements of ARCT as of December 31, 2011 and 2010, and for each of the years in the three year period ended December 31, 2011.
99.2	Unaudited consolidated financial statements of ARCT as of June 30, 2012 and for the three and six month periods ended June 30, 2012 and 2011.
99.3	Unaudited pro forma condensed consolidated financial statements of the Company as of and for the six month period ended June 30, 2012 and for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2012	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.
99.1	Audited consolidated financial statements of ARCT as of December 31, 2011 and 2010, and for each of the years in the three year period ended December 31, 2011.
99.2	Unaudited consolidated financial statements of ARCT as of June 30, 2012 and for the three and six month periods ended June 30, 2012 and 2011.
99.3	Unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011.